EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

COMMON SHARES
INVESCO HIGH YIELD INVESTMENTS FUND, INC. (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Peter A. Davidson, Stephen R. Rimes, and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012
Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

			FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen High Income Trust II.

			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT

Proposal 3: Election of Directors – The Board recommends a vote FOR ALL of the nominees listed:

01. James T. Bunch	03. Rodney F. Dammeyer	05. Martin L. Flanagan
02. Bruce L. Crockett	04. Jack M. Fields	06. Carl Frischling

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT
WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

COMMON SHARES
INVESCO VAN KAMPEN HIGH INCOME TRUST II (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Peter A. Davidson, Stephen R. Rimes, and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012
Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(b): Approval of an Agreement and Plan of Merger that provides for Invesco High Yield Investments Fund, Inc. to merge with and into the Fund.

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT

Proposal 4: Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. Wayne W. Whalen
02. Rodney F. Dammeyer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT
WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE